Exhibit 99
SPECIMEN OF Common stock CERTIFICATE

[________]NUMBER SHARES[________]

 AUTHORIZED Common stock; 100,000,000 SHARES PAR VALUE $.001 NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT INCORPORATED UNDER THE LAWS OF THE

STATE OF NEVADA Common stock CUSIP

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF SHARES OF HERB-VITA, INC. common stock TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SEAL OF HERB-VITA,INC.]

BRETT CASDEN

PRESIDENT

 Brett Casden

Secretary

By: Patrick Day

American Registrar and Transfer Company Salt Lake City, UT 84107

This Certificate is not valid unless countersigned by the Transfer Agent.

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company.

The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - ____Custodian____ TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with right under Uniform Gifts to Minors of survivorship and not as Act ________________________ tenants in common.



                                    (State)

Additional abbreviation may also be used though not in above list.

FOR VALUE RECEIVED, _________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE -



(Please print or typewrite name and address including zip code of assignee)





Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transferthe said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.